Brown Advisory Funds

Brown Advisory Small Companies Fund
(formerly known as the Brown Cardinal Small Companies Fund)
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

December 2, 2011

Dear Shareholder,

We are sending this information to you because you are a shareholder of the Brown Advisory Small Companies Fund, formerly known as the Brown Cardinal Small Companies Fund (the “Small Companies Fund”), a series of Professionally Managed Portfolios (the “Trust”).  After careful consideration, Brown Investment Advisory Incorporated (“Brown Advisory”), the Small Companies Fund’s investment adviser, recommended and the Trust Board approved the reorganization of the Small Companies Fund into the Brown Advisory Small Cap Fundamental Value Fund (the “Fundamental Value Fund”), an existing series of the Trust (the “Reorganization”).  Brown Advisory also serves as the investment adviser to the Fundamental Value Fund.

As further explained in the enclosed information statement/prospectus, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, your current shares in the Small Companies Fund will be exchanged for shares of the Fundamental Value Fund at the closing of the Reorganization.  This exchange is expected to be a tax free exchange for shareholders. You may, however, purchase and redeem shares of the Small Companies Fund in the ordinary course until the last business day before the closing.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Fundamental Value Fund received in connection with the Reorganization.

More information on the Fundamental Value Fund, reasons for the proposed Reorganization and benefits to Small Companies Fund shareholders is contained in the enclosed information statement/prospectus.  You should review the information statement/prospectus carefully and retain it for future reference.  Shareholder approval is not required to effect the Reorganization which is expected to close on or about December 16, 2011.

Sincerely,

/s/Tyler J. Mills
Tyler J. Mills, Mutual Fund Product Manager
Brown Investment Advisory Incorporated

INFORMATION STATEMENT/PROSPECTUS

December 2, 2011

REORGANIZATION OF

BROWN ADVISORY SMALL COMPANIES FUND
(formerly known as the Brown Cardinal Small Companies Fund)
A series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

IN EXCHANGE FOR SHARES OF

BROWN ADVISORY SMALL CAP FUNDAMENTAL VALUE FUND
A series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement/prospectus is being furnished to shareholders of the Brown Advisory Small Companies Fund (the “Small Companies Fund”), a series of Professionally Managed Portfolios (“PMP”), in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between Professionally Managed Portfolios (“PMP”), on behalf of the Brown Advisory Small Cap Fundamental Value Fund (the “Fundamental Value Fund”), a series of PMP, and PMP, on behalf of the Small Companies Fund.  The Reorganization Agreement provides for the reorganization of the Small Companies Fund into the Fundamental Value Fund (the “Reorganization”).  PMP is an open-end investment management companies organized as a Massachusetts business trust.  Brown Investment Advisory Incorporated (“Brown Advisory”) is the investment adviser to both the Small Companies Fund and the Fundamental Value Fund.  Brown Advisory will continue to be responsible for providing investment advisory or portfolio management services to the Fundamental Value Fund following the Reorganization.

If you need additional copies of this information statement/prospectus, please contact the Small Companies Fund at 1-800-540-6807 or in writing at Brown Advisory Small Companies Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Additional copies of this information statement/prospectus will be delivered to you promptly upon request.  For a free copy of the Small Companies Fund’s annual report for the fiscal year ended June 30, 2011 or its most recent semi-annual report, please contact the Small Companies Fund at 1-800-540-6807 or in writing at Brown Advisory Small Companies Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

How the Reorganization Will Work

•	The Small Companies Fund will transfer all of its assets and liabilities to the Fundamental Value Fund.

•
The Fundamental Value Fund will issue that number of shares of its common stock to the Small Companies Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of the Small Companies Fund on the last business day preceding the closing of the Reorganization.

•
The Fundamental Value Fund will open accounts for the Small Companies Fund shareholders, crediting the shareholders, in exchange for their shares of the Small Companies Fund,  with that number of full and fractional shares of the Fundamental Value Fund that are equivalent in aggregate net asset value to the aggregate net asset value of  the shareholders’ shares in the Small Companies Fund at the time of the Reorganization.

•	PMP will then dissolve the Small Companies Fund.

Brown Advisory and the PMP Board (the “Board”) carefully considered the proposed Reorganization, as well as potential alternatives for the Small Companies Fund, including the liquidation of the Small Companies Fund and the continued viability of the Small Companies Fund as a stand alone entity.  After careful consideration, the Board approved the Reorganization.  A copy of the form of the Reorganization Agreement is attached to this information statement/prospectus as Appendix A.  The Reorganization Agreement is not required to be approved by the shareholders of the Small Companies Fund.  Accordingly, shareholders of the Small Companies Fund are not being asked to vote on or approve the Reorganization Agreement.

This information statement/prospectus sets forth the basic information regarding the Reorganization.  You should read it and keep it for future reference.

For simplicity, actions are described in this information statement/prospectus as being taken by either the Small Companies Fund or the Fundamental Value Fund (which are collectively referred to as the “Funds” and are each referred to as a “Fund”), although all actions are actually taken by PMP on behalf of the Funds.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this information statement/prospectus:

•
The Prospectus and Statement of Additional Information for both the Small Companies Fund and the Fundamental Value Fund, dated October 31, 2011, are incorporated by reference to Post-Effective Amendment No. 425 to PMP’s Registration Statement on Form N-1A (File No. 811-05037), filed with the SEC on October 31, 2011.

•
The audited financial statements of the Small Companies Fund and the Fundamental Value Fund dated June 30, 2011 are incorporated by reference to the Annual Report of the Funds for the fiscal year ended June 30, 2011, filed on Form N-CSR (File No. 811-05037) with the SEC on September 8, 2011.

•	The Statement of Additional Information relating to this information statement/prospectus dated December 2, 2011.

This information statement/prospectus will be mailed on or about December 6, 2011 to shareholders of record of the Small Companies Fund as of October 31, 2011 (the “Record Date”).

Copies of these materials and other information about PMP, the Small Companies Fund and the Fundamental Value Fund are available upon request and without charge by writing to the addresses below or by calling the telephone numbers listed as follows:

Brown Advisory Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807 (toll free)
www.brownadvisoryfunds.com

Shareholder approval is not required to effect the Reorganization.  No action on your part is required to effect the Reorganization.

The SEC has not approved or disapproved the Fundamental Value Fund shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this information statement/prospectus.  Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this information statement/prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

_____________________________________

Table of Contents

SUMMARY

The following is a summary of more complete information appearing later in this information statement/prospectus or incorporated herein.  You should read carefully the entire information statement/prospectus, including the Reorganization Agreement, the form of which is attached as Appendix A, because it contains details that are not in the summary.

As used herein,, the term “Reorganization” refers collectively to: (1) the transfer of all of the assets and liabilities of the Small Companies Fund to the Fundamental Value Fund; (2) the issuance of shares of common stock by the Fundamental Value Fund to the Small Companies Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of the Small Companies Fund on the last business day preceding the closing of the Reorganization; (3) the opening of accounts by the Fundamental Value Fund for the Small Companies Fund shareholders, the crediting of Small Companies Fund shareholders, in exchange for their shares of the Small Companies Fund, with that number of full and fractional shares of the Fundamental Value Fund that are equivalent in aggregate net asset value to the aggregate net asset value of  the shareholders’ shares in the Small Companies Fund at the time of the Reorganization; and (4) the ultimate redemption by PMP of the shares of the Small Companies Fund prior to its dissolution.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  For information on the tax consequences of the Reorganization, see the sections entitled “Summary – Federal Income Tax Consequences of the Reorganization” and “Information About the Reorganization – Federal Income Tax Consequences” in this information statement/prospectus.

Comparison of the Small Companies Fund to the Fundamental Value Fund

	Small Companies Fund	Fundamental Value Fund
Form of Organization	A diversified series of PMP, an open-end investment management company organized as a Massachusetts business trust.	Same.
Net Assets as of October 31, 2011	$63,868,563.06	$108,835,272.52
Investment Adviser and Portfolio Manager	Investment Adviser: Brown Investment Advisory Incorporated Portfolio Manager: Mr. J. David Schuster is responsible for day-to-day management of the Fund’s portfolio.	Same.
Annual Operating Expenses as a Percentage of Average Net Assets for the Fiscal Year
The Fund’s Institutional Shares have an expense cap of 1.40%; however the total operating expense ratio for the fiscal year ended June 30, 2011 was 1.23%.

The Fund’s Advisor Shares have an expense cap of 1.60%; however the total operating expense ratio for the fiscal year ended June 30, 2011 was 1.74%. *

The Fund’s Institutional Shares have an expense cap of 1.40%; however the total operating expense ratio for the fiscal year ended June 30, 2011 was 1.24%, not including acquired fund fees and expenses (“AFFE”).  When including 0.26% of AFFE, the total operating expense ratio for the fiscal year ended June 30, 2011 was 1.50%.

The Fund’s Advisor Shares, which had not yet commenced operations as of June 30, 2011, had an expense cap of 1.85%; however the estimated total operating expense ratio for the Fund’s Advisor Shares was 1.69%, not including AFFE.  When including 0.26% of AFFE, the estimated total operating expense ratio for the fiscal year ended June 30, 2011 would have been 1.95%.*

*Note:  Effective July 1, 2011, the Advisor Shares reduced their Rule 12b-1 fees from 0.50% to 0.25% of each Fund’s average daily net assets, which is included in each Fund’s total operating expense ratio.  The current expense ratio for the Advisor Shares of the Fundamental Value Fund is 1.60%, not including AFFE.  When including AFFE, the expense ratio for the Advisor shares of the Fundamental Value Fund would be 1.70%.

Small Companies Fund	Fundamental Value Fund
Investment Objective
The Fund seeks to achieve long-term capital appreciation.  The  investment objective is not designated as a “fundamental policy” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and may be changed by the Fund’s Board of Trustees (the “PMP Board”) without shareholder approval.

Same.
Primary Investments
Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of small companies (“80% Policy”). Small companies, according to the Advisor, are companies whose market capitalizations are generally less than $4 billion at the time of purchase. The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

The Fund invests primarily in equity securities of companies that trade in the U.S. securities markets and that the Advisor believes are undervalued based on the companies’ ability to generate cash flow beyond that required for normal operations and reinvestment in the business. Excess cash flow, among other things, are used to pay dividends, make acquisitions, pay down debt and/or buy back stock.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies (“80% Policy”).  Equity securities include common stock, preferred stock and equity-equivalent securities such as convertible securities, stock futures contracts, equity options or other investment companies.  Small companies, according to the Advisor, are companies whose market capitalizations are generally less than $4 billion at the time of purchase.  The Fund may utilize options, futures contracts and options on futures. These investments will typically be made for investment purposes consistent with the Fund's investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security.  Other investment companies in which the Fund may invest must have a policy of investing at least 80% of their assets in small capitalization companies.  The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% policy.

The Fund may invest up to 15% of its assets in foreign equity securities, including in emerging markets.  With respect to 20% of its assets, the Fund may also invest in foreign or domestic debt securities, including distressed debt securities (limited to 5% or less of its assets).  Debt securities in which the Fund may invest may be rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or may be unrated and judged by the Advisor to be of comparable quality.  Such securities may include securities in default and high yield fixed-income securities, otherwise known as “junk bonds” (i.e., securities that are rated below investment grade by Standards & Poor (“S&P”) or by another NRSRO or similar unrated securities).

Investment Strategies and Process
The Advisor’s Process — Purchasing Portfolio Securities.  The Advisor seeks companies that are believed to have stable and predictable businesses that generate cash flow in excess of what is needed to pay all expenses and reinvest in the business, and have competent and motivated management teams. The Advisor also seeks companies whose securities are undervalued because of temporary issues that are likely to be resolved in the near future.

The Advisor focuses on gathering information on companies that are not well known to most institutional investors, by developing opinions on companies or businesses that are contrary to prevailing thinking, or by investigating corporate events (such as substantial share repurchases or insider buying) that may signal a company’s undervaluation. Once investment opportunities are identified, the Advisor researches prospective companies by analyzing regulatory financial disclosures, and by speaking with industry experts and company management. The purpose of this research is to get a clear understanding of the company’s business model, competitive advantages and capital allocation discipline.

The Advisor’s Process.  The Advisor seeks investment opportunities in companies with valuations whose market prices are selling at a discount to their estimated intrinsic business values.  The Advisor’s valuation discipline attempts to estimate the range of a company’s business value by considering past, current or future earnings, cash flows, book value, sales or growth rates relative to the company’s history, industry, or the broader market.  The Advisor seeks to find companies that are:

• Out-of-favor;
• Over-looked;
• Under-followed in the market; and
• Often trade at price levels which do not reflect
   the Advisor’s assessment of their fundamental
   economic value.

Small Companies Fund	Fundamental Value Fund

The Advisor anticipates that the Fund’s portfolio will consist of 45 to 60 positions, broadly diversified across industries and market sectors. Position sizes will generally range from 1% to 4% of net assets measured at cost at the time of investment. The Advisor considers several factors in determining position size including:
• The predictability of the business;
• The level of the stock price relative to the
    targeted purchase price; and
• Trading liquidity and catalysts that should
    result in stock price appreciation. Such
    catalysts may include the redeployment
    of excess cash to benefit shareholders, a
    turnaround in operations, the sale or
    liquidation of unprofitable operations,
    an accretive acquisition or merger, a
    change in management, an improvement
    in industry prospects or the cessation of
    circumstances which have depressed
    operating results.

The Advisor’s Process — Selling Portfolio Securities.  The Advisor regularly monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies.  The Advisor may sell a security or reduce its position if:
• The security’s expected return falls below
    20% either due to price appreciation or
    adverse changes in the company’s fundamentals;
• The market capitalization of the company reaches
    $5 billion; or
• There are better relative values elsewhere or if
   funds are needed for other purposes.

If a valuation analysis indicates that a company is priced at an appropriate discount to its long-term earnings potential, the Fund may also invest in cyclical companies or companies that experienced a temporary setback.

The Fund may also invest in securities whose prices are low relative to their asset valuation or private market valuation.  These may include companies that the Advisor believes are:
• Extremely oversold or neglected due to
   adverse events or complex capital structures;
• Mired in company-specific or industry-
   related turnarounds;
• Undergoing financial or operational
   restructuring, including spin-offs, reorganizations,
   liquidations, mergers and acquisitions;
• In possession of hidden value in the form of
   assets on their balance sheets that are
   underappreciated by the market.

The Advisor seeks catalysts or inflection points that may unlock shareholder value by narrowing the gap between current market price and underlying business value.  Examples of catalysts or inflection points include:
• Changes in regulation, management, or business mix;
• Industry consolidation;
• Cost reduction initiatives;
• Acquisition or merger activity;
• New products or investments;
• Share repurchases;
• Asset sales; or
• Cyclical recoveries.

The Advisor seeks a measure of downside protection for the Fund by purchasing investments for the Fund’s portfolio whose risk-reward relationship meets certain criteria established by the Advisor.  More specifically, the Advisor estimates a reasonable worst case low price for each security and rejects those that have unacceptable spreads between that price and the company’s current stock price.

The Advisor’s Process — Purchasing Portfolio Securities.  The Advisor performs an in-depth qualitative and quantitative analysis to distinguish companies that the Advisor believes may exhibit some of the following characteristics:
• Free cash flow providing flexibility for growth
   and/or return of shareholder value;

Small Companies Fund	Fundamental Value Fund

• High and/or increasing returns on capital;
• Hidden asset value or operations
   unrecognized by the market;
• Sustainable and/or expanding profitability;
• Market leadership and/or market share
   growth potential;
• Financial stability, including strong balance
   sheet and modest use of debt;
• Effective management team sensitive to
   shareholder interests;
• Sound business strategy and competitive advantages;
• Franchise value defensible by proprietary products,
  differentiated services or systems, customer captivity,
   lowest-cost production, or identifiable brands;
• Product cycles, pricing flexibility, rational
   investment or new product development, and
   segment or geographic mix that supports
   stability and growth; or
• Attractive valuation.

Advisor’s Process — Selling Portfolio Securities.  The Advisor regularly monitors the companies in the Fund’s portfolio to determine if there have been any material changes in the companies.  The Advisor may sell a security or reduce its position if:
• The security has reached its target price
    level and reward to risk ratio is unattractive;
• The security is no longer valued at a discount
    to its intrinsic economic value, or is overvalued
    relative to market expectations;
• The company’s fundamentals change in a
    material, long-term manner, fail to meet
    investment criteria, or are no longer reliable
    in estimating the underlying business value;
• Unrealized catalysts or management inability to
   enhance shareholder value result in “value trap;”
• A more attractively valued alternative, either
   existing holding or new investment, offers greater
    reward to risk potential or if funds are needed for
    other purposes;
• The security becomes too large of a position
    size; or
• Any other factors may contribute to under-
   performance.

Temporary Strategies
Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).
Same.

Small Companies Fund	Fundamental Value Fund
A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Small Companies Fund	Fundamental Value Fund
Fundamental and Non- Fundamental Investment Policies and Restrictions
For a more complete description of the Fund’s fundamental and non-fundamental investment policies and restrictions, see Appendix B.
In general, the Fund has adopted fundamental policies that, subject to certain exceptions, limit or restrict the Fund with respect to the following activities: (1) borrowing money, (2) concentrating its investments in any particular industry or group of industries, (3) with respect to 75% of its assets, purchasing more than a certain amount in any one issuer, (4) acting as an underwriter of securities issued by others, (5) investing directly in real estate or interests in real estate, (6) lending any security or making any other loan, (7) purchasing or selling physical commodities, and (8) issuing senior securities.
The Fund has adopted non-fundamental policies that, subject to certain exceptions, limit or restrict the Fund with respect to the following activities: (1) investing in other investment companies, except as permitted under the 1940 Act, (2) short selling, unless it is done “against the box”, (3) purchasing securities on margin, (4) investing in options except for hedging purposes, (5) investing in companies for the purpose of exercising control of management, (6) purchasing a security if the total of borrowings would exceed 5% of the value of its total assets, and (7) investing more than 15% of its net assets in illiquid securities.

The Fund is a diversified series of PMP.

Same.
Management and Other Fees
Management Fee.  The Fund pays a management fee to Brown Advisory at an annual rate of 1.00% of the Fund’s average daily net assets.

Administration Fees.  The Fund pays a separate fee for administration, fund accounting and transfer agency services to U.S. Bancorp Fund Services, LLC (“USBFS”).  Additionally, the Fund pays separate fees for custodial services to U.S. Bank, National Association (“US Bank”).

Same.
Distribution	Quasar Distributors, LLC provides distribution services to the Fund. The Fund, on behalf of its Advisor Shares, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act.	Same.
Expense Limitations
Brown Advisory has contractually agreed to reduce all or a portion of its advisory fee and/or reimburse Fund expenses to ensure that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, transaction costs including brokerage commissions and dividend and interest expense on securities sold short, and extraordinary expenses) do not exceed 1.40% for the Institutional Shares and 1.60% for the Advisor shares, as a percentage of the Fund’s average net assets, indefinitely, but at least through October 31, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time after October 31, 2012 by the Board of Trustees upon 60 days notice to Brown Advisory, or by Brown Advisory with the consent of the Board of Trustees.
Same.

Small Companies Fund	Fundamental Value Fund
Buying Shares	You may buy shares directly from the Fund through its transfer agent or through third-party financial intermediaries.	Same.
Exchange Privilege	You may exchange your Fund shares of the same class for shares of certain other Brown Advisory Funds.	Same.
Selling Shares
Shares of the Fund will be sold at the net asset value per share calculated after the Fund receives your request in good order.
If the account is registered in your name, you may sell your shares by contacting the Fund by mail or telephone as described in detail in the Fund’s Prospectus.  Redemptions may also be made through third-party financial intermediaries, such as fund supermarkets or broker-dealers, who may charge a commission or other transaction fee.
A redemption fee of 1.00% is imposed on shares redeemed within 14 days of purchase.
Same.

Comparison of Principal Risks of Investing in the Funds

A discussion regarding certain principal risks of investing in the Funds is set forth below.  Where applicable, differences between the Fundamental Value Fund and the Small Companies Fund have been highlighted.  This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Funds’ Prospectuses and the Statements of Additional Information.  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

Equity and General Market Risk (Both Funds).  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

Value Company Risk (Both Funds).  The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

Smaller Company Risk (Both Funds).  Securities of companies smaller than larger companies may be more volatile and as a result, the price of smaller companies may decline more in response to selling pressure.

Management Risk (Both Funds).  The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

REIT and Real Estate Risk (Both Funds).  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Convertible Securities Risk (Both Funds).  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Foreign Securities/Emerging Markets Risk (Fundamental Value Fund only).  Foreign securities (including ADRs), including those issued in emerging markets are subject to additional risks including international trade, currency, political, regulatory and diplomatic risks.  Securities issued in emerging markets have more risk than securities issued in more developed foreign markets.

ADR Risk (Small Companies Fund only).  ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks.

Derivatives Risk (Fundamental Value Fund only).  The risks of investments in options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

ETF Risk (Both Funds).  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

Private Placement Risk (Both Funds).  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

Other Consequences of the Reorganization

Management Fee and Structure.  Brown Advisory serves as the investment adviser to both the Small Companies Fund and the Fundamental Value Fund.  After the Reorganization, Brown Advisory will continue to serve as the investment adviser to the Fundamental Value Fund.  The Small Companies Fund and the Fundamental Value Fund each pay a management fee equal to the following annual percentage of average daily net assets:

Small Companies Fund Management Fee – Paid to Brown Advisory	Fundamental Value Fund Management Fee – Paid to Brown Advisory
1.00%	1.00%

Under the investment advisory agreement between Brown Advisory and PMP, on behalf of the Fundamental Value Fund, the annual management fee rate payable by the Fundamental Value Fund is the same as the rate currently payable to Brown Advisory by the Small Companies Fund.  The investment advisory agreements are further described under “Additional Information About the Funds – Investment Advisory Agreement,” below.

Expense Limitation.  Brown Advisory and PMP have entered into an operating expense limitation agreement under which Brown Advisory has agreed to waive its management fees and/or reimburse expenses of the Fundamental Value Fund to ensure that the Fundamental Value Fund’s total annual operating expenses of the Fundamental Value Fund’s shares (exclusive of interest on tax expenses, brokerage commissions, extraordinary and non-recurring expenses, AFFE and dividends and interest on short portions) do not exceed 1.40% for the Institutional Shares and 1.60% for the Advisor shares, as a percentage of the Fund’s average net assets, at least through October 31, 2012, which is the same expense limitations for the Small Companies Fund.  The agreement remains in effect indefinitely, and at a minimum through October 31, 2012, and may be terminated by the PMP Board.  As of June 30, 2011, the Fundamental Value Fund incurred 0.26% of AFFE; accordingly, when taking into account AFFE, the total annual operating expenses for the Fundamental Value Fund are higher than those of the Small Companies Fund.

Past Performance

Set forth below is performance information that provides some indication of the risks of investing in the Small Companies Fund and the Fundamental Value Fund.  The charts show changes in each Fund’s performance of Institutional Shares from year-to-year.  The tables show how the average annual returns of each class of shares for the periods shown compare to a broad-based market index.

Effective April 12, 2010, the Brown Advisory Small Companies Fund (formerly, the Brown Cardinal Small Companies Fund), a series of Forum Funds (the “Predecessor Small Companies Fund”) reorganized into the Small Companies Fund, which is a series of PMP.  Similarly, effective April 12, 2010, the Brown Advisory Small-Cap Fundamental Value Fund, a series of Forum Funds (the “Predecessor Fundamental Value Fund”) reorganized into the Fundamental Value Fund, which is a series of PMP.  Performance shown prior to April 12, 2010 is that of each of the Predecessor Funds.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisoryfunds.com or by calling 800-540-6807 (toll free).

Brown Advisory Small Companies Fund
 – Institutional Shares
Calendar Year Total Returns

The Small Companies Fund’s calendar year-to-date total return as of September 30, 2011 was -10.52%.  During the periods shown in the chart, the highest quarterly return was 22.39% (for the quarter ended June 30, 2009) and the lowest quarterly return was -25.09% (for the quarter ended September 30, 2008).

Brown Advisory Small-Cap Fundamental Value Fund
– Institutional Shares
Calendar Year Total Returns

The Fundamental Value Fund’s calendar year-to-date total return as of September 30, 2011 was -9.22%.  During the periods shown in the chart, the highest quarterly return was 17.41% (for the quarter ended December 31, 2010) and the lowest quarterly return was -10.11% (for the quarter ended June 30, 2010).

Average Annual Total Returns

The after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Small Companies Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (investment company taxable income and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  our actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account.

For the period ended December 31, 2010	1 Year	5 Years	Since Inception
Small Companies Fund(1)
Institutional Shares
– Return Before Taxes	24.06%	2.40%	7.38%
– Return After Taxes on Distributions	23.98%	1.72%	6.51%
– Return After Taxes on Distributions and Sale of Fund Shares	15.73%	1.93%	6.17%
Advisor Shares
– Return Before Taxes	23.51%	1.89%	6.86%
Russell 2000® Index(2)	26.85%	4.47%	7.02%

For the period ended December 31, 2010	1 Year	5 Years	Since Inception
Fundamental Value Fund(3)
Institutional Shares
– Return Before Taxes	27.50%	N/A	26.66%
– Return After Taxes on Distributions	26.13%	N/A	25.63%
– Return After Taxes on Distributions and Sale of Fund Shares	18.30%	N/A	22.50%
Advisor Shares
– Return Before Taxes	26.93%	N/A	26.09%
Russell 2000® Value Index(4)	24.50%	N/A	22.52%

(1)
Institutional Shares of the Small Companies Fund commenced operations on October 31, 2003 as part of the Predecessor Small Companies Fund.  (Prior to April 25, 2006, the Institutional Shares was an unnamed class of shares.)  Advisor Shares commenced operations on May 1, 2006 as part of the Predecessor Small Companies Fund.  Performance shown prior to inception of the Advisor Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to Advisor Shares.

(2)
The Russell 2000® Index measures the performance of the smallest 2,000 companies in the Russell 3000® Index and represents approximately 8% of the total market capitalization of the Russell 3000® Index.  The Index reflects no deduction for fees, expenses or taxes.  The “Since Inception” return shown for the Index is as of October 31, 2003, correlating to the “Since Inception” date of the Small Companies Fund.  You may not invest directly in an Index.

(3)
Institutional Shares of the Fundamental Value Fund commenced operations on December 31, 2008 as part of the Predecessor Fundamental Value Fund.  Advisor Shares of the Fundamental Value Fund commenced operations July 28, 2011.  Performance shown prior to inception of the Advisor Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to Advisor Shares.

(4)
The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Index reflects no deduction for fees, expenses or taxes.  The “Since Inception” return shown for the Index is as of December 31, 2008, correlating to the “Since Inception” date of the Fundamental Value Fund.  You may not invest directly in an Index.

The Funds’ Fees and Expenses

The following Summary of Fund Expenses shows the current fees and expenses for the Small Companies Fund compared to the Fundamental Value Fund (based on the fiscal year ended June 30, 2011) and the pro forma fees and expenses of the Fundamental Value Fund for the same period assuming the Reorganization had occurred on July 1, 2011.

Summary of Fund Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Small Companies Fund		Fundamental Value Fund		Fundamental Value Fund (Pro Forma)
	Institutional Shares	Advisor Shares	Institutional Shares	Advisor Shares	Institutional Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None	None	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Exchange Fee(as a % of amount exchanged within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Small Companies Fund		Fundamental Value Fund		Fundamental Value Fund (Pro Forma)
	Institutional Shares	Advisor Shares	Institutional Shares	Advisor Shares	Institutional Shares	Advisor Shares
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees(1)	0.00%	0.25%	0.00%	0.25%	0.00%	0.25%
Other Expenses(2)	0.23%	0.24%	0.24%	0.19%(3)	0.18%	0.13%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.26%	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses(4)	1.23%	1.49%	1.50%	1.70%	1.44%	1.64%
(1)
Effective July 1, 2011, the Rule 12b-1 fees for the Advisor Shares were lowered from 0.50% to 0.25%.  For that reason, the Total Annual Fund Operating Expenses have been restated to reflect the reduction of the Distribution and/or Service (12b-1) Fees.  Accordingly, the figure does not correlate to the Ratio of Operating Expenses to Average Net Assets Before Expense Reimbursement provided in the Financial Highlights located in Appendix D of this information statement/prospectus.

(2)
Other expenses reflect the impact of the application of contractual fee rates for the Fund’s service providers (i.e., Fund Administrator, Custodian, Transfer Agent, etc.) on the Acquiring Fund after completion of the Reorganization.

(3)	Other Expenses for the Advisor Shares of the Fundamental Value Fund are based on estimated customary Fund expenses for the current fiscal year because that class has recently commenced operations.
(4)
The Total Annual Fund Operating Expenses do not correlate to the Ratios to Average Net Assets – Gross Expenses provided in the Financial Highlights Section Financial Highlights located in Appendix D of this information statement/prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example of Effect on Fund Expenses

The Example is intended to help you compare the costs of investing in the Small Companies Fund with the cost of investing in the Fundamental Value Fund, assuming the Reorganization has been completed.  The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, and that each Fund’s total operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Small Companies Fund
Institutional Shares	$125	$390	$676	$1,489
Advisor Shares	$152	$471	$813	$1,779
Fundamental Value Fund
Institutional Shares	$153	$474	$818	$1,791
Advisor Shares	$173	$536	$923	$2,009
Fundamental Value Fund (Pro Forma)
Institutional Shares	$147	$456	$787	$1,724
Advisor Shares	$167	$517	$892	$1,944

Portfolio Turnover

The Small Companies Fund and the Fundamental Value Fund each pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year ended June 30, 2011, the portfolio turnover rate for the Small Companies Fund was 32% and the portfolio turnover rate for the Fundamental Value Fund was 67%.

11

Federal Income Tax Consequences of the Reorganization

As a non-waiverable condition to the Reorganization, each Fund will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code.  Accordingly, neither the Funds nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the tax basis and the holding period of the Fundamental Value Fund shares received by each shareholder of the Small Companies Fund in the Reorganization should be the same as the tax basis and holding period of the Small Companies Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Fundamental Value Fund shares received, the Small Companies Fund’s shares given up must have been held as capital assets by the shareholder.  See “Information About the Reorganization – Federal Income Tax Consequences,” below.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this information statement/prospectus relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this information statement/prospectus, the Prospectuses and Statements of Additional Information of the Small Companies Fund and the Fundamental Value Fund, and the Reorganization Agreement.  Shareholders should read this entire information statement/prospectus carefully.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization.  The Reorganization is part of a continuing effort by Brown Advisory to streamline and rationalize its mutual fund product offerings.  After careful consideration, Brown Advisory has determined that, there were no meaningful distinctions between the investment strategies, risks and portfolios of the Small Companies Fund and the Fundamental Value Fund.  In addition, as the Small Companies Fund no longer engaged Cardinal Capital Management L.L.C. as sub-advisor, this resulted in a duplication of portfolio management effort, as the same investment management team at Brown Advisory was responsible for managing two very similar funds.  As a result, Brown Advisory recommended, and the Board approved, the Reorganization of the smaller Small Companies Fund into the larger Fundamental Value Fund.  In considering Brown Advisory’s recommendation, the Board considered a number of factors which are discussed in more detail below, including potential alternatives to the Reorganization.  Pursuant to the Agreement and Plan of Reorganization, Brown Advisory has agreed to bear all expenses incurred in connection with the Reorganization.

Following the Reorganization, the investment advisory fee paid by the Fundamental Value Fund (1.00% of the Fund’s average daily net assets) will be the same as the investment advisory fee paid by the Small Companies Fund (1.00% of the Fund’s average daily net assets).  Brown Advisory has agreed to retain an expense cap for the Fundamental Value Fund following the Reorganization, which is indefinite, but at a minimum through October 31, 2012, which is the same as the expense cap in effect for the Small Companies Fund.   For both Funds, the expense limitation does not cover interest on tax expenses, brokerage commissions, extraordinary and non-recurring expenses, AFFE and dividends and interest on short portions. As of June 30, 2011, the Fundamental Value Fund incurred 0.26% of AFFE; accordingly, taking into account AFFE, the total annual operating expenses for the Fundamental Value Fund are higher than those of the Small Companies Fund.

Reorganization Agreement.  The Reorganization Agreement sets forth the terms by which the Small Companies Fund will be reorganized into the Fundamental Value Fund.  The form of the Reorganization Agreement is attached as Appendix A and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement.  The following sections summarize the material terms of the Reorganization Agreement and the federal income tax treatment of the reorganization.

The Reorganization.  The Reorganization Agreement provides that upon the transfer of all of the assets and liabilities of the Small Companies Fund to the Fundamental Value Fund, the Fundamental Value Fund will issue to the Small Companies Fund that number of full and fractional Fundamental Value Fund shares having an aggregate net asset value equal in value to the aggregate net asset value of the Small Companies Fund, calculated as of the closing date of the Reorganization (the “Closing Date”).  The Small Companies Fund will redeem its shares in exchange for the Fundamental Value Fund shares received by it and will distribute such shares to the shareholders of the Small Companies Fund in complete liquidation of the Small Companies Fund.  Small Companies Fund shareholders will receive Fundamental Value Fund shares based on their respective holdings in the Small Companies Fund as of the last business day preceding the Closing Date (the “Valuation Time”).

Upon completion of the Reorganization, each shareholder of the Small Companies Fund will own that number of full and fractional shares of the Fundamental Value Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Small Companies Fund as of the Valuation Time.  Such shares will be held in an account with the Fundamental Value Fund identical in all material respects to the account currently maintained by the Small Companies Fund for such shareholder.

Until the Valuation Time, shareholders of the Small Companies Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Small Companies Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the Fundamental Value Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Small Companies Fund will be canceled on the books of the Small Companies Fund and the transfer agent’s books of the Small Companies Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel addressed to the Small Companies Fund and the Fundamental Value Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement.  Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of the Reorganization will be at the close of business on December 16, 2011, or such other date as is agreed to by the parties.

The Reorganization Agreement may not be changed except by an agreement signed by each party to the Agreement.

Federal Income Tax Consequences.  Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Small Companies Fund.  This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this information statement/prospectus, all of which may change, possibly with retroactive effect.  Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Small Companies Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Small Companies Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

The Small Companies Fund and the Fundamental Value Fund will each receive an opinion from the law firm of Paul Hastings LLP substantially to the effect that, based on certain facts, assumptions and representations made by the Small Companies Fund and the Fundamental Value Fund, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)  The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

(b)  No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund.

(c)  No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(d)  The adjusted tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.

(e)  The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the holding period of those assets in the hands of the Acquired Fund immediately prior to the Reorganization.

(f)  No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(g)  The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Acquired Fund Shares held by the Acquired Fund’s shareholders immediately prior to the Reorganization.

(h)  The holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset on the Closing Date.

Capital losses incurred in tax years beginning prior to December 23, 2010 can generally be carried forward to each of the eight years succeeding the loss year to offset future capital gains.  Capital losses incurred in tax years beginning on or after December 23, 2010 can generally be carried forward indefinitely to offset future capital gains.  The Fundamental Value Fund will inherit the tax attributes of the Small Companies Fund, including any available capital loss carryforwards, as of the Closing Date.  However, such capital loss carryforwards of the Small Companies Fund will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because the Reorganization will result in a greater than 50% change in ownership of the Small Companies Fund under Section 382 of the Code.  As of October 31, 2011, it is expected that the Fundamental Value Fund will be able to utilize all of the capital loss carry forwards obtained in the acquisition of the Small Companies Fund subject to the annual limitation noted above.  Accordingly,  as a result of the Reorganization, the shareholders of the Small Companies Fund are in effect sharing a tax asset of their Fund with the Fundamental Value Fund.  For federal income tax purposes, the Small Companies Fund had capital loss carryforwards at June 30, 2011 as follows:

Date of Expiration	Amount
June 30, 2017	$29,086,676

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in a Small Companies Fund shareholder recognizing gain or loss with respect to each Small Companies Fund share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of the Fundamental Value Fund shares received in exchange therefor.  In such event, a shareholder’s aggregate basis in the shares of the Fundamental Value Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held Small Companies Fund shares.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above.  Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.  No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated.  No ruling has been or will be requested from the IRS in connection with this transaction.  No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.  Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

Board Considerations

In considering and approving the Reorganization at two meetings held on August 8 and 9, 2011 and September 30, 2011, the PMP Board discussed the future of the Small Companies Fund and the advantages of reorganizing the Small Companies Fund into the Fundamental Value Fund.  Among other things, the PMP Board also reviewed, with the assistance of outside legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.

In considering the Reorganization, the PMP Board took into account a number of additional factors.  Some of the more prominent considerations are discussed further below.  The PMP Board considered the following matters, among others and in no order of priority:

•	Both the Small Companies Fund and the Fundamental Value Fund have an investment objective of achieving long-term capital appreciation and have similar principal investment strategies;

•	The fundamental investment restrictions are identical between the two Funds;

•	The Brown Advisory personnel that manage the Small Companies Fund also manage the Fundamental Value Fund;

•	The PMP Board will continue to oversee the Fundamental Value Fund;

•	The management fee for each of the Funds are identical;

•	The contractual expense limitations that Brown Advisory has agreed to maintain for the Small Companies Fund is identical to the contractual expense limitations of the Fundamental Value Fund;

•	Following the Reorganization, the total operating expense ratio for the Fundamental Value Fund is expected to be less than Small Companies Fund (not including acquired fund fees and expenses);

•
Following the Reorganization, when including acquired fund fees and expenses, the total operating expense ratio for the Fundamental Value Fund is expected to be higher than those of the Small Companies Fund;

•	The Rule 12b-1 fees for each Funds’ Advisor Shares are identical;

•	The Reorganization, as contemplated by the Reorganization Agreement, will be a tax free reorganization;

•
As a result of the Reorganization, the shareholders of the Small Companies Fund are in effect sharing a tax asset of their Fund with the Fundamental Value Fund because the Fundamental Value Fund will be able to utilize all of the capital loss carry forwards obtained in the acquisition of the Small Companies Fund;

•	The costs of the Reorganization, as contemplated by the Reorganization Agreement, will be borne by Brown Advisory; and

•	The interests of the current shareholders of the Small Companies Fund and the Fundamental Value Fund will not be diluted as a result of the Reorganization.

The Board also considered alternatives to the Reorganization, such as the liquidation of the Small Companies Fund.  In considering the alternative of liquidation, the Board noted that (1) shareholders not wishing to become part of the Fundamental Value Fund could redeem their shares of the Small Companies Fund at any time prior to closing without penalty and (2) that the Reorganization would allow shareholders of the Small Companies Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a similar investment strategy managed by the very same investment adviser and portfolio team in a substantially similar manner while, at the same time, retaining the full benefit of the use of the Small Companies Fund’s capital loss carryforward amounts.  The PMP Board also discussed the alternative of maintaining the Small Companies Fund as a stand alone entity.  In this regard the Board considered that Brown Advisory was no longer inclined to maintain the management of the Small Companies Fund as a separate entity, since it was so similar to the Fundamental Value Fund.

Furthermore, the Board considered that Rule 17a-8(a)(3) permits a merger of affiliated companies without obtaining shareholder approval if certain conditions are met as noted below:

•	No fundamental policy of the merging company is materially different from the fundamental policy of the surviving company;

•	No advisory contract between the merging company is materially different from an advisory contract of the surviving company;

•
Trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders, will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and

•	Any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company.

The Board noted that all these conditions had been met.  After consideration of the factors noted above, together with other factors and information considered to be relevant, the PMP Board determined that the Reorganization is in the best interests of the Small Companies Fund and Fundamental Values Fund shareholders, and accordingly, unanimously approved the Reorganization with the Fundamental Value Fund and the Reorganization Agreement.

Costs and Expenses of the Reorganization.  The Reorganization Agreement provides that all expenses of the Reorganization will be borne by Brown Advisory.  Such expenses include, without limitation:  (a) expenses associated with the preparation and filing of this information statement/prospectus; (b) postage; (c) printing; (d) accounting fees; and (e) legal fees incurred by PMP.

Capitalization.  The following table sets forth the capitalization of the Small Companies Fund and the Fundamental Value Fund, and on a pro forma basis the successor Fundamental Value Fund, as of October 31, 2011 after giving effect to the Reorganization.

Fund Capitalization as of October 31, 2011	Net Assets	Shares Outstanding	Net Asset Value Per Share
Small Companies Fund – Institutional Shares	$63,557,380.50	5,254,854.967	$12.09
Small Companies Fund – Advisor Shares	$311,182.56	26,109.321	$11.92
Fundamental Value Fund – Institutional Shares	$108,788,459.84	7,097,619.609	$15.33
Fundamental Value Fund – Advisor Shares	$46,812.68	3,055.579	$15.32
Fundamental Value Fund – Institutional Shares (Pro Forma)	$172,345,840.34	11,242,390.107	$15.33
Fundamental Value Fund – Advisor Shares (Pro Forma)	$357,995.24	23,367.835	$15.32

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Adviser.  Each Fund’s investment adviser is Brown Advisory, 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.  Brown Advisory is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland.  Brown Investment Advisory & Trust Company is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated, a holdings company incorporated under the laws of Maryland in 1998.  Prior to 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company.  Brown Advisory and its affiliates have provided investment advisory and management services to clients for over 10 years.  As of October 31, 2011, Brown (excluding an affiliated broker-dealer) had approximately $21,997.5 million of assets under management.

Purchase, Redemption and Exchange Policies.  The purchase, redemption and exchange policies for the Funds are identical and are highlighted below.  For a more complete discussion of the Funds’ purchase, redemption and exchange policies, please see Appendix C.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$250,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
Advisor Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Purchase, Redemption and Exchange Policies	Small Companies Fund	Fundamental Value Fund

Purchases	By check, wire, telephone, automatic investment plan, through a broker-dealer or other third-party financial intermediary.	Same.

Redemptions	By check, wire, telephone, systematic withdrawal plan, or electronic funds transfer.	Same.

Exchange Privileges	Permitted between the same share classes within the Brown Advisory fund family.	Same.

Redemption/Exchange Fees	1.00% on shares redeemed within 14 days of purchase.	Same.

Market Timing Policies
The Fund discourages excessive, short-term trading and other abusive trading practices and the Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices.  These steps may include, among other things, the imposition of redemption fees, if necessary, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the PMP Board when Brown Advisory determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.
Same.

Distributions.  The Small Companies Fund and Fundamental Value Fund generally distribute substantially all of their investment company taxable income and net capital gain, if any, at least annually.

Tax Information.  Both Funds’ distributions are taxable, and are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Small Companies Fund or the Fundamental Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and/or their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Companies Fund and/or the Fundamental Value Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Advisory Agreement.  Under the advisory agreement with PMP, on behalf of both the Small Companies Fund and the Fundamental Value Fund, Brown Advisory supervises the management of the Funds’ investments and business affairs.  At its expense, Brown Advisory provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its services, the Funds each pay to Brown Advisory a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Fund.  In addition to the advisory fees, each Fund incurs other expenses such as custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary Fund expenses.  (Acquired Fund Fees and Expenses are indirect fees that the Fund incurs from investing in the shares of other investment companies.)  Brown Advisory has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) to limit Total Annual Fund Operating Expenses to the amounts shown below of each Class’s average net assets.

Expense Caps	Institutional Shares	Advisor Shares
Brown Advisory Small-Cap Fundamental Value Fund	1.40%	1.60%
Brown Advisory Small Companies Fund	1.40%	1.60%

Any reduction in advisory fees or payment of expenses made by Brown Advisory is subject to reimbursement by the Fund if requested by Brown Advisory, and the Board approves such reimbursement in subsequent fiscal years.  This reimbursement may be requested by Brown Advisory if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Cap.  Brown Advisory is permitted to be reimbursed for fee reductions and/or expense payments it made in the prior three fiscal years.  The Fund must pay its current ordinary operating expenses before Brown Advisory is entitled to any reimbursement of fees and/or expenses.  The current Expense Cap is in place indefinitely, but at a minimum through October 31, 2012.  The Expense Cap may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.

Please refer to “Summary – Summary of Fund Expenses” which illustrates the pro forma operating expenses for the Fundamental Value Fund after giving effect to the Reorganization.  A discussion regarding the PMP Board’s basis for approving the investment advisory agreement will be included in the Fundamental Value Fund’s next semi-annual report to shareholders for the fiscal period ending December 31, 2011.

Valuation.  The Small Companies Fund and the Fundamental Value Fund have the same Valuation Policy, which is more fully discussed in Appendix C-1 “Shareholder Information for the Fundamental Value Fund.”  There are no material differences between the Valuation Policy of the Funds.

Description of the Securities to be Issued; Rights of Shareholders.  Set forth below is a description of the Fundamental Value Fund shares to be issued to the shareholders of the Small Companies Fund in the Reorganization.  Also set forth below is a discussion of the rights of shareholders of each Fund.  Because both Funds are series of PMP, the Funds’ shares have identical characteristics.

The following is a summary of the material rights of shareholders of the Fundamental Value Fund and Small Companies Fund, but does not purport to be a complete description of these rights.  These rights may be determined in full by reference to the Massachusetts statute governing business trusts (the “Massachusetts Statute”), PMP’s Amended and Restated Declaration of Trust, and PMP’s Amended and Restated Bylaws (collectively, the “Governing Instruments”).  The Governing Instruments are subject to amendment in accordance with their terms.  Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Form of Organization.  Both the Small Companies Fund and the Fundamental Value Fund are series of PMP, an open-end management investment company organized as a Massachusetts business trust on June 13, 2005.  Both the Small Companies Fund and the Fundamental Value Fund currently offer two classes of shares of its common stock: Institutional Shares and Advisor Shares.

Capital Stock.  PMP is authorized to issue an unlimited number of interests (or shares).  The Small Companies Fund and the Fundamental Value Fund are two series, or mutual funds, formed by PMP.  Interests in the Small Companies Fund and the Fundamental Value Fund are represented by shares of beneficial interest each with no par value.  As of the date of this information statement/prospectus, shares of approximately 39 other series of PMP are offered in separate prospectuses and statements of additional information.  PMP may start additional series and offer shares of new funds under PMP at any time.

Voting Rights.  Each share of the Small Companies Fund and the Fundamental Value Fund represents an interest in the respective Fund that is equal to and proportionate with each other share of the respective Fund.  PMP Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote.  PMP is not required to (nor does it) hold annual shareholder meetings.  However, special meetings may be called for purposes such as electing or removing trustees.  On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.

Shareholder Liability.  The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Massachusetts business trust.  The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of PMP.  The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability.  PMP shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Preemptive Rights.  Shareholders of PMP are not entitled to any any preference, preemptive, appraisal, conversion or exchange rights.

Fund Trustees and Officers.  PMP is managed by the PMP Board.  The persons sitting on the PMP Board will continue to be the same after the Reorganization.

Fund Management.  Brown Advisory is a Maryland corporation and a SEC-registered investment adviser.  Brown Advisory was organized in 1995 and its principal place of business is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.  As of October 31, 2011, Brown Advisory had approximately $21,997.5 million in assets under management.  Brown Advisory will continue to be responsible for providing investment advisory/portfolio management services to the Fundamental Value Fund following the Reorganization.

David Schuster is responsible for day-to-day management of the Fund’s portfolio.  J. David Schuster has been the Portfolio Manager for the Fundamental Value Fund since its inception in 2008 and retains decision-making authority over the day-to-day management of the Fund’s assets.  He has been an Equity Research Analyst at Brown Advisory researching investment opportunities in the financial services sector since May 2008.  Prior to joining Brown Advisory in May 2008, he worked as a Managing Director covering the financial services industry at Citigroup from September 2006 to April 2008.  Prior to joining Citigroup, Mr. Schuster worked as a Managing Director in the financial institutions group at Lazard Freres & Co. since 1998.  Mr. Schuster graduated with a BSBA in Accounting from Georgetown University in 1992.

Michael Poggi, CFA, a senior member of the team, has been an Equity Research Analyst working as a generalist for Brown since 2003 and is a contributing analyst for the Fund.  Mr. Poggi received his B.S. and B.A. from the University of Richmond in 2003.

The Statement of Additional Information relating to this information statement/prospectus provides additional information about the Fundamental Value Fund’s portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Other Fund Service Providers.  Both the Fundamental Value Fund and the Small Companies Fund use the services of USBFS as their transfer agent, administrator and fund accountant.  Both Funds also use the services of U.S. Bank, an affiliate of USBFS, as its custodian.  Upon completion of the Reorganization, USBFS and U.S. Bank will continue to provide services to the Fundamental Value Fund.

Independent Accountants.  Tait, Weller & Baker, LLP serves as the independent registered public accounting firm to both the Fundamental Value Fund and the Small Companies Fund.

Ownership of Securities of the Funds.  As of the Record Date, the Funds had the following number of shares issued and outstanding.  As of the same date, directors and officers of the Small Companies Fund as a group owned less than 1% of the outstanding voting securities of each of the Funds.

Shares Issued & Outstanding as of October 31, 2011	Institutional Shares	Advisor Shares
Small Companies Fund	5,254,854.967	26,109.321
Fundamental Value Fund	7,097,619.609	3,055.579

As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Small Companies Fund and the Fundamental Value Fund:

Principal Shareholders and Control Persons as of October 31, 2011	Shareholder and Address	Percentage of Fund Owned
Small Companies Fund - Institutional Shares	NFS LLC FEBO US Bank National Association Trsfr Agt Fd - Omni 1555 N River Center Dr Ste 302 Milwaukee WI 53212-3958	75.55%

	Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	12.14%

	Charles Schwab Co Inc Exclusive Benefit of Customers 101 Montgomery St San Francisco, CA 94104-4151	6.58%

Small Companies Fund - Advisor Shares	First Clearing LLC Mary D Scott Marital Willard H Scott Mary P Scott P O Box 217 Delaplane, VA 20144-0217	49.41%

	First Clearing LLC Various accounts 1 N Jefferson Ave Saint Louis, MO 63103-2287	43.64%

	First Clearing LLC Sarah Sally H Jacobs 179 Clifton Street Belmont, MA 02478-2603	6.95%

Fundamental Value Fund - Institutional Shares	NFS LLC FEBO US Bank National Association 1555 N Rivercenter Dr Ste 302 Milwaukee WI 53212-3958	83.21%

	National Financial Services Corp Multiple Accounts 200 Liberty Street New York, NY 10281-1003	8.75%

Principal Shareholders and Control Persons as of October 31, 2011	Shareholder and Address	Percentage of Fund Owned
Fundamental Value Fund - Advisor Shares	Washington & Co C/O U.S. Bank PO Box 1787 Milwaukee, WI 53201-1787	100%

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

Interests of Certain Persons.  Brown Advisory is the investment adviser to the Fundamental Value Fund and the Small Companies Fund.  Brown Advisory is a fully owned subsidiary of Brown Investment Advisory & Trust Company (“BIAT”), a trust company operating under the laws of Maryland.  BIAT is a fully owned subsidiary of Brown Advisory Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998.  BIAT may be considered an affiliate of the Funds because of its power to vote in excess of 25% of the Fund’s shares.

AVAILABLE INFORMATION

PMP is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC.  These documents can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. (100 F Street, Washington, D.C. 20549 and at certain of the SEC’s regional offices (addresses below).  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

SEC Regional Offices: Atlanta – 3475 Lenox Road NE, Suite 1000, Atlanta, GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver – 1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 5670 Wilshire Blvd., 11th Floor, Los Angeles, CA 90036; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia – The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Salt Lake City – 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Fundamental Value Fund will be passed on by the law firms of Paul Hastings LLP, Park Avenue Tower, 75 East 55th Street, New York, New York, 10022 and Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, respectively.

EXPERTS

The financial statements and financial highlights of the Small Companies Fund and the Fundamental Value Fund incorporated in this information statement/prospectus by reference from the Funds’ Annual Report on Form N-CSR for the fiscal year ended June 30, 2011 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER MATTERS

The Small Companies Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Small Companies Fund at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting.  The timely submission of a proposal does not guarantee its submission.

                By order of the Board of Trustees,

                  /s/Eric W. Falkeis
                Eric W. Falkeis
                President, Professionally Managed Portfolios

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [               ], 2011, by and between Professionally Managed Portfolios, a Massachusetts business trust (“PMP”), on behalf of its series the Brown Advisory Small Companies Fund (the “Acquired Fund”) and PMP, on behalf of its series the Brown Advisory Small-Cap Fundamental Value Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”).  Brown Investment Advisory Incorporated is a party to this Agreement solely for purposes of paragraph 8.2.  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Acquired Fund are made and shall be taken or undertaken by PMP on behalf of the Acquiring Fund and Acquired Fund.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in redemption of all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquired Fund is a series of a registered open-end management investment company, and the Acquiring Fund is a series of a registered open-end management investment company, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of PMP has determined, with respect to the Acquired Fund, that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of PMP has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1  The Reorganization.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), PMP shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and PMP shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund.  In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place).  Holders of Institutional Class shares of the Acquired Fund will receive Institutional Shares of the Acquiring Fund and holders of Advisor Class shares of the Acquired Fund will receive Advisor Class shares of the Acquiring Fund.  The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

Appendix A-1

1.2  Assets of the Acquired Fund.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time, books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Valuation Time (collectively, the “Assets”).

1.3  Liabilities of the Acquired Fund.  The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus.  The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).

1.4  Distribution of Acquiring Fund Shares.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time.  All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5  Recorded Ownership of Acquiring Fund Shares.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

1.6  Filing Responsibilities of Acquired Fund.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

ARTICLE II

VALUATION

2.1  Net Asset Value of the Acquired Fund.  The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund.

2.2  Net Asset Value of the Acquiring Fund.  The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

2.3  Calculation of Number of Acquiring Fund Shares.  The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of (i) the per share net asset value of the Acquired Fund Shares participating therein attributable to Institutional Class shares, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per Institutional Class share of the Acquiring Fund determined in accordance with the valuation procedures referred to in paragraph 2.2 and (ii) the per share net asset value of the Acquired Fund Shares participating therein attributable to Advisory Shares, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per Advisory Shares of the Acquiring Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2.  The parties agreed that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

Appendix A-2

2.4  Determination of Value.  All computations of value hereunder shall by made in accordance with each Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund.  The Trust and Acquired Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Acquired Fund which are also held by the Acquiring Fund.

2.5  Valuation Time.  The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

ARTICLE III

CLOSING

3.1  Closing.  The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of PMP on or about [              ], 2011, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2  Transfer and Delivery of Assets.  PMP shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Acquired Fund, to U.S. Bank, as custodian for the Acquiring Fund.  Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  U.S. Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3  Share Records.  PMP shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

Appendix A-3

3.4  Postponement of Valuation Time.  In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of PMP, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1  Representations and Warranties of the Acquired Fund.  Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of PMP, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

4.1.1  The Acquired Fund is a duly established series of PMP, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

4.1.2  PMP is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

4.1.3  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

4.1.4  The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.1.5  At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

4.1.6  PMP is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Massachusetts law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

4.1.7  All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

Appendix A-4

4.1.8  Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.1.9  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2011 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.1.10  Since June 30, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.1.11  At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.1.12  At the end of its first taxable year since its commencement of operations, the Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code.  The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date.  The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.  There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquired Fund’s books.  The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.  All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.  The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

4.1.13  All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

Appendix A-5

4.1.14  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of PMP, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.1.15  The Information Statement (as defined in paragraph 5.5), insofar as it relates to the Acquired Fund, will, at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Information Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2  Representations and Warranties of the Acquiring Fund.  Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of PMP, the Acquiring Fund represents and warrants to the Acquired Fund as follows:

4.2.1  The Acquiring Fund is a duly established series of PMP, which is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

4.2.2 At the Effective Time, PMP will be registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

4.2.3 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

4.2.4 The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.2.5 At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

4.2.6  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Massachusetts law or a material violation of PMP Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

4.2.7  Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

Appendix A-6

4.2.8  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at June 30, 2011 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.2.9  Since June 30, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund in writing.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.2.10  At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.2.11  At the end of its first taxable year since its commencement of operations, the Acquiring Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code.  The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date.  The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.  There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquiring Fund’s books.  The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.  All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.  The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

4.2.12  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of PMP, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.2.13  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by PMP and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

Appendix A-7

4.2.14  The Information Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Information Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1  Conduct of Business.  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with PMP practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2  No Distribution of Acquiring Fund Shares.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3  Information.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4  Other Necessary Action.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5  Information Statement.  The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of an information statement on Schedule 14C (the “Information Statement”), in compliance with the 1934 Act and the 1940 Act.

5.6  Liquidating Distribution.  As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7  Best Efforts.  The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8  Other Instruments.  The Acquired Fund and the Acquiring Fund, each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

Appendix A-8

5.9  Regulatory Approvals.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

ARTICLE VI

CONDITIONS PRECEDENT

6.1  Conditions Precedent to Obligations of Acquired Fund.  The obligations of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at PMP’s election, to the following conditions:

6.1.1  All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

6.1.2  the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to PMP, and dated as of the Effective Time, to the effect that the representations and warranties of PMP, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as PMP shall reasonably request.

6.1.3  the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

6.1.4  The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2  Conditions Precedent to Obligations of Acquiring Fund.  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at PMP’s election, to the following conditions:

6.2.1  All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

6.2.2  PMP shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of PMP.

6.2.3  the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as PMP shall reasonably request.

6.2.4  the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

Appendix A-9

6.2.5  The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.3 Other Conditions Precedent.  If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring F und shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

6.3.1  The Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of PMP and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, PMP, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

6.3.2  At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of PMP, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

6.3.3  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by PMP to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

6.3.4  PMP shall have received an opinion of Paul Hastings LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

(b)  No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund.

(c)  No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(d)  The adjusted tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.

(e)  The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the holding period of those assets in the hands of the Acquired Fund immediately prior to the Reorganization.

(f)  No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(g)  The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Acquired Fund Shares held by the Acquired Fund’s shareholders immediately prior to the Reorganization.

Appendix A-10

(h)  The holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset on the Closing Date.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Paul Hastings LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

6.3.5  U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

6.3.6  The Transfer Agent shall have delivered to PMP a certificate of its authorized officer as set forth in paragraph 3.3.

6.3.7  The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

6.3.8  Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

7.1  Indemnification by the Acquiring Fund.  PMP, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund, and their trustees, officers, employees and agents (the “PMP Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the PMP Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund or its respective trustees, officers or agents.

7.2  Indemnification by the Acquired Fund.  PMP, solely out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and their trustees, officers, employees and agents (the “PMP Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the PMP Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to he committed by the Acquired Fund or the members of the Acquired Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective trustees, officers or agents.

Appendix A-11

7.3  Liability of PMP.  PMP understands and agrees that the obligations of either the Acquired Fund or the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of PMP personally, but bind only the Acquired Fund and the Acquired Fund’s property or the Acquiring Fund and the Acquiring Fund’s property.  Moreover, no series of PMP other than the Acquired Fund or Acquiring Fund shall be responsible for the obligations of PMP hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund and to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder.  PMP represents that it has notice of the provisions of the Declaration of Trust of PMP disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund or Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1  No Broker or Finder Fees.  The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2  Expenses of Reorganization.  The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by Brown Investment Advisory Incorporated.  The costs of the Reorganization shall include, but not be limited to:  costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Information Statement and prospectus supplements of the Acquired Fund relating to the Reorganization, and winding down the operations and terminating the existence of the Acquired Fund; legal fees of counsel to each of the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Information Statement; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1  Amendments.  This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of PMP or PMP, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the Board of Trustees of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Trustees’ further approval.

9.2  Termination.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of PMP on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

Appendix A-12

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to PMP:

Professionally Managed Portfolios
2020 E. Financial Way
Suite 100
Glendora, CA 91741
Attention:  Elaine Richards, Esq.

With copies (which shall not constitute notice) to:

Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street
New York, New York  10022
Attention:  Domenick Pugliese, Esq.

If to Brown Investment Advisory Incorporated:

Brown Investment Advisory Incorporated
901 S. Bond Street, Suite 400
Baltimore, Maryland 21231
Attention:  [                 ]

ARTICLE XI

MISCELLANEOUS

11.1  Entire Agreement.  PMP agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2  Survival.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3  Headings.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

11.5  Assignment.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Appendix A-13

11.6  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

Appendix A-14

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [     ] day of [            ], 2011.

PROFESSIONALLY MANAGED PORTFOLIOS ON BEHALF OF THE ACQUIRING FUND By: ____________________________________ Name: __________________________________ Title: ___________________________________	PROFESSIONALLY MANAGED PORTFOLIOS ON BEHALF OF THE ACQUIRED FUND By: ___________________________________ Name: _________________________________ Title: __________________________________

Solely for purposes of paragraph 8.2 BROWN INVESTMENT ADVISORY INCORPORATED By: ____________________________________ Name: __________________________________ Title: __________________________________

Appendix A-15

Appendix B

Investment Policies and Restrictions

The investment policies and restrictions of the Fundamental Value Fund and the Small Companies Fund are described below.  Unless otherwise specified, the investment restrictions and limitations are considered to be “fundamental” policies, and as such, may not be changed without approval of the holders of a “majority of the outstanding voting securities” (as that term is defined in the 1940 Act) of the Fundamental Value Fund and the Small Companies Fund, respectively.  The investment objective for both the Fundamental Value Fund and the Small Companies Fund is fundamental and therefore may not be changed without shareholder approval.

Fundamental Investment Limitations
Borrowing	The may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.
Concentration
A Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2)  investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.
Each Fund will limit investments in foreign government securities to no more than 25% of the Fund’s total assets.

Diversification
With respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Underwriting Activities
A Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Making Loans
A Fund may not make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

Purchases and Sales of Real Estate
A Fund may not purchase or sell real estate, except that, to the extent permitted by law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Appendix B-1

Purchases and Sales
A Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities

Issuance of Senior Securities	A Fund may not issue senior securities except pursuant to Section 18 of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive or interpretive relief.
Non-Fundamental Limitations
Other Investment Companies
A Fund may not invest in the securities of any investment company except to the extent permitted by the 1940 Act and the rules, regulations and interpretations thereunder. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company.

Short Selling
A Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Securities on Margin
A Fund may not purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Options
A Fund may not invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called “short positions”); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets; and (3) will not buy call options with a value exceeding 5% of the Fund’s total assets.

Exercise Control
A Fund may not make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

Leverage when Borrowing	A Fund may not purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.
Illiquid Securities
A Fund may not invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

Appendix B-2

Appendix C

SHAREHOLDER INFORMATION FOR THE FUNDAMENTAL VALUE FUND

How to Contact the Funds

Write to us at: Brown Advisory Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight address: Brown Advisory Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202-5207
Telephone us at: (800) 540-6807 (toll free)	Visit our Web site at: www.brownadvisoryfunds.com

General Information
You may purchase shares of a Fund class or sell (redeem) such shares on each weekday that the New York Stock Exchange (“NYSE”) is open.  Under unusual circumstances, a Fund class may accept and process shareholder orders when the NYSE is closed if deemed appropriate.

You may purchase shares of a Fund class or sell (redeem) such shares at the NAV of a share of that Fund class next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the Fund or an authorized financial intermediary receives your request in proper form

When and How NAV is Determined
A Fund’s share price is known as its NAV.  The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily.  Each Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in proper form (as described below under “How to Purchase Shares”) by the Transfer Agent, or a Financial Intermediary by 4:00 p.m., Eastern time will be processed based on that day’s NAV.  Transaction orders received after 4:00 p.m., Eastern time will be based on the next day’s NAV.  A Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The Funds do not determine the NAV of their shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  Fair value determinations may be made as described below under procedures as adopted by the Funds’ Board of Trustees.

Fair Value Pricing. Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed.  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Both Funds invest in the securities of smaller and/or medium companies.  A Fund’s investments in securities of smaller companies or private placements are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.  Similarly, the Fundamental Value Fund invests in foreign securities and are more likely to require a fair value determination because, among other things, most foreign securities markets close before a Fund values its securities.  The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Appendix C-1

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation determination.  If any significant discrepancies are found, a Fund may adjust its fair valuation procedures.

Types of Accounts
Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).
Instructions must be signed by all persons required to sign exactly as their names appear on the account
Provide a power of attorney or similar document for each person that is authorized to open or transact business for the account if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	Depending on state laws, you can set up a custodial account under the UGMA or the UTMA The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities
Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity
Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

Trusts (including corporate pension plans)
The trust must be established before an account can be opened
You must supply documentation to substantiate existence of your organization (i.e. Articles of Incorporation/Formation/Organization, Trust Agreements, Partnership Agreement or other official documents).
Remember to include a separate sheet detailing the full name, date of birth, social security number and permanent street address for all authorized individuals.

Retirement Accounts
You may invest in Fund shares through an IRA account sponsored by the Advisor, including traditional and Roth IRAs.  Each Fund may also be appropriate for other retirement plans.  Before investing in any IRA or other retirement plan, you should consult your tax adviser.  Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

Minimum Investments
To purchase shares of the Fund, you must make at least the minimum initial investment (or subsequent investment) as shown in the table below.  The minimum investment requirements may be waived from time to time.

Minimum Investments	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$250,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100

Appendix C-2

Minimum Investments	Minimum Initial Investment	Minimum Additional Investment
Advisor Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

How to Buy Shares
This section explains how you can purchase shares of the Brown Advisory Funds.  If you’re opening a new account, an account application is available online at www.brownadvisoryfunds.com or by calling 800-540-6807.  For Fund shares held through brokerage and other types of accounts, please consult your Financial Intermediary.
Buying Shares	Opening an Account	Adding to an Account
Through a Financial Intermediary	Contact your Financial Intermediary	Contact your Financial Intermediary
By Mail (with Check)	Mail your completed application (along with other required documents) and a check to: Brown Advisory Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Write your account number on your check
Send your check with (a) a completed investment slip from a prior statement or confirmation or (b) letter of instruction to:

Brown Advisory Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Wire
Submit your completed application (and other required documents). An account will be established for you and you will be contacted with the account number.
Instruct your financial institution to wire your money using the instructions found in this prospectus.

Call to notify us of your incoming wire Instruct your financial institution to wire your money using the instructions found in this prospectus.
By Telephone	Not accepted for initial purchases
If your account has been open for at least 15 days and you have telephone purchase privileges on the account, you may purchase additional shares in the amount of $100 or more using the bank account on record by calling 800-540-6807.

By Automatic Investment Plan	Not accepted for initial purchases
Complete the Automatic Investment Plan section of the application or submit a letter of instruction if your account was opened without this being done.
Attach a voided check to your application or letter of instruction.
Mail the completed application or letter and voided check.
Your purchase will be electronically debited from the bank account on record as directed in your request.

General Notes for Buying Shares
Unless purchased through a Financial Intermediary, all investments must be made by check, ACH, or wire.  All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.  In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s checks in amounts less than $10,000, or traveler’s check).  The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

Appendix C-3

Checks for all accounts, including individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Brown Advisory Funds.”  A $25 charge may be imposed on any returned payment; you will also be responsible for any losses suffered by the Fund as a result.

ACH refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.  A $25 charge may be imposed on any rejected transfers; you will also be responsible for any losses suffered by the Fund as a result.

Wires instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us.  Your financial institution may charge you a fee for this service.

Purchase through Financial Intermediaries.  You may buy and sell shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”).  Your order will be priced based on a Fund’s NAV next computed after it is received by a Financial Intermediary.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Funds may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with the Funds, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  If you transmit your order with these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced based on the Funds’ NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Purchase by Mail.  Follow the instructions outlined in the table above.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposits in the mail or with such services, or receipt at the Transfer Agent’s post office box, do not constitute receipt by the Transfer Agent.

Purchase by Wire.  If you are making your first investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery or facsimile.  Upon receipt of your completed Account Application, an account will be established for you and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.  Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given.

For either initial or subsequent investments, prior to sending the wire, please call the Transfer Agent at 1-800-540-6807 to advise of your wire to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Brown Advisory Funds, [Insert Fund Name]
(Shareholder Name, Shareholder Account #)

Appendix C-4

Your bank may impose a fee for investments by wire.  Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  The Funds and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.  If you have questions about how to invest by wire, you may call the Funds at 1-800-540-6807.

Purchase by Telephone.  If your signed Account Application has been received by the Funds, your account has been open for at least 15 days and unless you declined telephone purchase privileges on your Account Application, you may purchase additional shares in the amount of $100 or more from your bank account upon request by telephoning the Transfer Agent toll free at 1-800-540-6807.  You may not make your initial purchase of a Fund’s shares by telephone.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m. Eastern time, shares will be purchased at the appropriate price next calculated.  For security reasons, requests by telephone may be recorded.

Automatic Investment Plan.  For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial investment, you may authorize a Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis.  If you wish to enroll in the AIP, complete the “Automatic Investment Plan” section in the Account Application or call the Transfer Agent at 1-800-540-6807.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network.  The Funds may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the effective date.  A fee ($25) will be charged if your bank does not honor the AIP draft for any reason.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call 1-800-540-6807 for additional information regarding the Funds’ AIP.

How to Sell Shares
Each Fund processes redemption orders received in good order, promptly.  Under normal circumstances, a Fund class will send redemption proceeds to you within 5 business days.  If a Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

Selling Shares
Through a Financial Intermediary	Contact your Financial Intermediary
By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The Fund name and class
• The dollar amount or number of shares you want to sell
• How and where to send the redemption proceeds
• Obtain a signature guarantee (if required)
• Obtain other documentation (if required)
• Mail us your request and documentation.

Appendix C-5

Selling Shares
By Wire
Wire redemptions are only available if your redemption is for $2,500 or more and you did not decline wire redemption privileges on your account application
Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) or
Mail us your request (See “By Mail”).

By Telephone
Call us with your request (unless you declined telephone redemption privileges on your account application)
Provide the following information:
Your account number
Exact name(s) in which the account is registered
Additional form of identification
Redemption proceeds will be:
Mailed to you or
Electronically credited to your account at the financial institution identified on your account application.

Systematically
Complete the systematic withdrawal program section of the application
Attach a voided check to your application
Mail us your completed application
Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application or sent by check to your address of record.

General Notes for Selling Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Funds, the Transfer Agent or with your Financial Intermediary.  You may redeem part or all of a Fund’s shares at the next determined NAV after a Fund receives your order.  You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Through a Financial Intermediary.  You may redeem Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds.  For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order by the Financial Intermediary.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

By Mail.  You may redeem Fund shares by simply sending a written request to the Transfer Agent.  Please provide the name of the Fund, account number and state the number of shares or dollar amount you would like redeemed.  The letter should be signed by all shareholders whose names appear on the account registration.  Redemption requests will not become effective until all documents have been received in good form by the Fund.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Fund for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Appendix C-6

Telephone or Wire Redemption.  You may redeem Fund shares by telephone unless you declined telephone redemption privileges on your Account Application.  You may also request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-800-540-6807.  A signature guarantee or a signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source will be required of shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  If you have a retirement account, you may not redeem shares by telephone.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Transfer Agent by telephone, you may also mail the requests to the Funds at the address listed under “Contacting the Funds.”  Once a telephone transaction has been placed, it cannot be canceled or modified.

You may redeem up to $100,000 in shares by calling the Transfer Agent at 1-800-540-6807 prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time.  Redemption proceeds will be sent on the next business day to the mailing address that appears on the Fund’s records.  Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account.  The minimum amount that may be wired is $2,500.  You will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two days for the bank account to receive credit.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Funds will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Funds may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

Systematic Withdrawal Program.  The Funds offer a Systematic Withdrawal Program (“SWP”) whereby shareholders or their representatives may request a redemption in a predetermined amount each month or calendar quarter.  Proceeds can be sent via check to the address on the account or proceeds can be sent by electronic funds transfer via the ACH network to a designated bank account.  To start this program, your account must have Fund shares with a value of at least $2,500, and the minimum amount that may be withdrawn each month or quarter is $250.  This program may be terminated or modified by a shareholder or a Fund at any time without charge or penalty.

A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 1-800-540-6807 for additional information regarding the SWP.

Exchange Privileges
You may exchange your Fund shares of the same class for shares of certain other Brown Advisory Funds.  Be sure to confirm with the Transfer Agent that the Fund into which you exchange is available for sale in your state.  Not all Funds available for exchange may be available for purchase in your state.  Because exchanges are a sale and purchase of shares, they may have tax consequences.

If you exchange Fund shares within 14 days from the date of purchase, you will be charged a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions.

Requirements.  You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number).  There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges.  You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application.  You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Appendix C-7

Exchanging Shares
Through a Financial Intermediary	Contact your Financial Intermediary
By Mail
Prepare a written request including:
Your name(s) and signature(s)
Your account number
The names of each fund (and class) you are exchanging
The dollar amount or number of shares you want to sell (and exchange)
Open a new account and complete an account application if you are requesting different shareholder privileges
Mail us your request and documentation.

By Telephone
Call us with your request (unless you declined telephone redemption privileges on your account application)
Provide the following information:
Your account number
Exact name(s) in which account is registered
Additional form of identification.

Account and Transaction Polices
Redemption/Exchange Fee.  The sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged within 14 days from the date of purchase.  The Fund uses the “first in first out” (“FIFO”) method to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies.  The redemption/exchange fee is charged for the benefit of its long-term shareholders and is deducted from your proceeds and retained by the Fund to help offset transaction costs.  Each Fund reserves the right to waive redemption/exchange fees, withdraw exceptions, or otherwise modify the terms of the redemption/exchange fee at its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee.  The following redemptions are exempt from application of the redemption fee:
•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name
•	Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)
•	Redemptions of shares purchased through a dividend reinvestment program
•	Redemptions pursuant to the Funds’ systematic programs
•	Redemptions in qualified retirement plans under Section 401(a) of the Internal Revenue Code (“IRC”), and plans operating consistent with 403(a), 403(b), 408, 408(A), 457, 501(c) and 223(d) of the IRC.

Although the Funds have the goal of applying this redemption/exchange fee to most redemptions of shares held for less than 14 days, the Funds may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into information sharing agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Funds with information relating to its customers investing in a Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries.  In addition, because the Funds are required to rely on information provided by the Financial Intermediary as to the applicable redemption/exchange fee, the Funds cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

Tools to Combat Frequent Transactions.  The Funds are intended for long-term investors and do not accommodate frequent transactions.  Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of a Fund’s shareholders.  The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  In addition, the Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices.  These steps may include, among other things, the imposition of redemption fees, if necessary, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the Board when the Advisor determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

Appendix C-8

In an effort to discourage abusive trading practices and minimize harm to a Fund and its shareholders, the Funds reserve the right, in their sole discretion, to reject any purchase order, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Funds) and without prior notice.  The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect a Fund’s performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise their judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Proceeds.  Proceeds will generally be sent no later than seven calendar days after a Fund receives your redemption request.  If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your fund account application.  When proceeds are sent via the ACH network, the funds are usually available in your bank account in 2-3 business days.

Check Clearance.  The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears.  If the check does not clear, you will be responsible for any losses suffered by the relevant Fund as well as a $25 service charge imposed by the Transfer Agent.  This delay can be avoided by purchasing shares by wire.

Suspension of Redemptions.  We may, as permitted by the Investment Company Act of 1940, temporarily suspend the right of redemption or postpone payments for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

Signature Guarantees.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  A signature guarantee of each owner is required in the following situations:

•	For all redemption requests in excess of $100,000;

Appendix C-9

•	If a change of address request has been received by the Transfer Agent within the last 30 days;
•	When requesting a change in ownership on your account; and
•	When redemption proceeds are payable or sent to any person, address or bank account not on record.

In addition to the situations described above, a Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Customer Identification Program.  Please note that, in compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the Account Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Transfer Agent may not be able to open your account.  Please contact the Transfer Agent at 1-800-540-6807 if you need additional assistance when completing your application.  If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, each Fund reserves the right to temporarily limit additional share purchases, close your account or take any other action they deem reasonable or required by law.

No Certificates.  The Funds do not issue share certificates.

Right to Reject Purchases.  Each Fund reserves the right to reject any purchase in whole or in part.  We may cease taking purchase orders for a Fund at any time when we believe that it is in the best interest of our current shareholders.  The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of a Fund for the short-term when the markets are highly volatile.

Redemption In-Kind.  The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”).  It is not expected that a Fund would do so except during unusual market conditions.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Small Accounts.  To reduce our expenses, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts) with respect to Advisor Shares, the Fund may ask you to increase your balance.  If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for Advisor Shares, the applicable Fund may close your account and send you the proceeds.  The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.  There are no minimum balance requirements for Qualified Retirement Accounts.

Householding.  In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the Transfer Agent toll free at 1-800-540-6807  to request individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Confirmations.  If you purchase shares directly from any Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction.  Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement.  You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

Appendix C-10

Class Comparison
The Funds both offer two classes of shares—Institutional Shares and Advisor Shares—each designed for specific investors.  The following is a summary of the differences between Institutional Shares and Advisor Shares for each of the Funds:
	Institutional Shares	Advisor Shares
Eligible Shareholder
Designed for institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary accounts, corporate benefit plans with assets of at least $10 million, and investors investing through fee based financial advisers
Designed for retail investors and certain employee-directed benefit plans
Initial Sales Charge	None	None
Contingent Deferred Sales Charge	None	None
Redemption/ Exchange Fee	1.00% if shares are liquidated within 14 days of purchase	1.00% if shares are liquidated within 14 days of purchase
Ongoing distribution (12b-1) fees	None	0.25% of the class’ average daily net assets for each fund
Shareholder Service Fee	Up to 0.05% of the class’ average daily net assets	None
Annual Expenses	Lower expense ratio than Advisor Shares because Rule 12b-1 distribution/service fees of Advisor Shares is higher than shareholder service fee of Institutional Shares.	Higher expense ratio than Institutional Shares because Rule 12b-1 distribution/service fee of Advisor shares is higher than the shareholder service fee of Institutional Shares.
Initial Minimum Investment	$250,000	$2,000 and under

Rule 12b-1 Distribution Fees
The Trust has adopted a Rule 12b-1 plan under which a Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to the percentage shown below of the average daily net assets of Advisor Shares, as applicable.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution service or activity designed to retain Fund shareholders.

Advisor Shares
Small Companies Fund	0.25%
Fundamental Value Fund	0.25%

Because each Fund pays distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Shareholder Service Fees
The Trust has also adopted a Shareholder Service Plan under which the Funds may pay a fee of up to 0.05% of the average daily net assets of each Fund’s Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

Because each Fund pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Appendix C-11

Additional Payments to Dealers
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Advisor or its affiliates may make additional payments (“Additional Payments”) to certain selling or shareholder servicing agents for the Fund, which include broker-dealers.  The Advisor has entered into an arrangement with its affiliated broker/dealer, Brown Advisory Securities, LLC, through which investors may purchase or redeem Fund shares.  Accordingly, the Advisor may, at its own expense, compensate Brown Advisory Securities, LLC a portion of its annual advisory fee paid by a Fund and attributable to Fund assets secured through the sales efforts of Brown Advisory Securities, LLC.  These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.  These Additional Payments, which may be significant, are paid by the Advisor or its affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.  Such payments by such parties may create an incentive for these financial institutions such as Brown Advisory Securities, LLC to recommend that you purchase Fund shares.

In return for these Additional Payments, the Advisor expects to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments.  Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent’s clients (sometimes referred to as “Shelf Space”); access to the selling agent’s registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans.  In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund’s Transfer Agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds.  Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Funds’ website www.brownadvisoryfunds.com.

Distributions
Each Fund declares distributions from net investment income at least annually.  Any net capital gain realized by the Funds will be distributed at least annually.  A Fund may make an additional payment of dividends or distributions if it deems it desirable at other times during any year.

All distributions of each Fund are reinvested in additional shares, unless you choose one of the following options:

(1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) receive all distributions in cash; or
(3) reinvest dividends in additional Fund shares while receiving capital gain distributions in cash.

For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.  Shares become entitled to receive distributions on the day after the shares are issued.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Appendix C-12

Taxes
The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on a Fund’s distributions, regardless of whether you reinvest them or receive them in cash.  A Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income.  A Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares.  Distributions may also be subject to certain state and local taxes.  Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) through 2012.  A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by a Fund and the shareholder.  To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.  A Fund’s distributions of dividends that it receives from REITs generally do not constitute “qualified dividend income.”

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.  You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares.  Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain.  Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

A Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability, so long as you provide the required information or certification.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, a Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

Generally, you are not subject to Federal income tax on the Fund’s distributions of its tax-exempt interest income other than the Federal alternative minimum tax (“AMT”). Distributions from the Fund’s net investment income from other sources and net short-term capital gain, if any, generally will be taxable to you as ordinary income.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Portfolio Holdings.  A description of each Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI.

Policy on Prohibition of Foreign Shareholders.  Shares of the Funds have not been registered for sale outside of the United States.  Accordingly, the Funds require that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Funds.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  The Funds reserve the right to close the account within 5 business days if clarifying information or documentation is not received.

Appendix C-13

Canceled or Failed Payments.  Each Fund accepts checks and ACH transfers at full value subject to collection.  If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of bank notification.  You will be responsible for any actual losses or expenses incurred by a Fund or the Transfer Agent as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement.  Each Fund and its agents have the right to reject or cancel any purchase or exchange (purchase side only) due to nonpayment.

Lost Accounts.  The Transfer Agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address.  When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares.  In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Appendix C-14

Appendix D

FINANCIAL HIGHLIGHTS

It is anticipated that following the Reorganization, the Small Companies Fund will be the accounting survivor of the Fundamental Value Fund.  The following financial highlights tables are intended to help you understand the Small Companies Fund’s financial performance for the period shown below compared to the financial performance of the Fundamental Value Fund for the period it has been in operations.  Certain information reflects financial results for a single Small Companies Fund share outstanding for the entire period.  The total return presented in the table represents the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all Fund distributions).  The information presented in the tables below for the year ended May 31, 2010, the period ended June 30, 2010 and the year ended June 30, 2011 has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.  Prior to May 31, 2010, the information in the tables below was audited by the Fund’s previous independent registered public accounting firms.  The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of the Fund throughout each period.

Brown Advisory Small Companies Fund

INSTITUTIONAL SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$10.11	$10.58	$8.31	$12.07	$15.72	$14.09

Net Investment Income (Loss)(a)	0.08	0.01	0.03	(0.01)	(0.03)	0.12
Net Realized and Unrealized Gains (Losses)	3.10	(0.47)	2.26	(3.47)	(2.25)	2.30
Total from Investment Operations	$3.18	$(0.46)	$2.29	$(3.48)	$(2.28)	$2.42

Distributions:
from Net Investment Income	(0.09)	(0.01)	(0.02)	—	(0.02)	(0.08)
from Net Realized Gains	—	—	—	(0.28)	(1.35)	(0.71)
from Return of Capital	(0.02)	—	—	—(g)	—	—
Total Distributions to Shareholders	$(0.11)	(0.01)	(0.02)	(0.28)	(1.37)	(0.79)
Redemption fees(a)	—	—	—	—	—	—
Net Asset Value, End of Period	$13.18	$10.11	$10.58	$8.31	$12.07	$15.72
Total Return	31.49%	(4.33)%(b)	27.59%	(28.52)%	(14.97)%	17.71%

Net assets at End of Period (000’s Omitted)	$73,556	$71,778	$76,043	$58,583	$122,737	$145,656

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.64%	1.65%(c)	0.28%	(0.09)%	(0.25)%	0.86%
Net Expenses	1.23%	1.29%(c)	1.37%	1.37%	1.26%	1.27%
Gross Expenses(d)	1.23%	1.29%(c)	1.37%	1.37%	1.27%	1.27%

Portfolio Turnover Rate	32%	3%(b)	57%	76%	65%	58%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 through June 30, 2010.

Appendix D-1

Brown Advisory Small Companies Fund

ADVISOR SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(g)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007

Net Asset Value, Beginning Period	$9.96	$10.42	$8.20	$11.98	$15.67	$14.08

Net Investment Income (Loss)(a)	0.02	0.01	(0.02)	(0.05)	(0.11)	0.04
Net Realized and Unrealized Gains (Losses)	3.05	(0.47)	2.24	(3.45)	(2.23)	2.28
Total from Investment Operations	$3.07	$(0.46)	$2.22	$(3.50)	$(2.34)	$2.32

Distributions:
from Net Investment Income	(0.03)	—	—(f)	—	—	(0.02)
from Net Realized Gains	—	—	—	(0.28)	(1.35)	(0.71)
from Return of Capital	(0.01)	—	—	—	—	—
Total Distributions to Shareholders	$(0.04)	$—	$—(f)	$(0.28)	$(1.35)	$(0.73)
Net Asset Value, End of Period	$12.99	$9.96	$10.42	$8.20	$11.98	$15.67
Total Return(b)	30.84%	(4.41)%(c)	27.09%	(28.94)%	(15.39)%	16.96%

Net Assets at End of Period (000’s Omitted)	$339	$337	$356	$431	$781	$873

Ratios to Average Net Assets:
Net Investment Income (Loss)	0.13%	1.20%(d)	(0.19)%	(0.57)%	(0.84)%	0.30%
Net Expenses	1.74%	1.74%(d)	1.83%	1.85%	1.85%	1.85%
Gross Expenses(e)	1.74%	1.74%(d)	1.83%	2.38%	2.55%	5.22%

Portfolio Turnover Rate	32%	3%(c)	57%	76%	65%	58%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 through June 30, 2010.

Appendix D-2

Brown Advisory Small-Cap Fundamental Value Fund

INSTITUTIONAL SHARES
	Year/Period Ended:
	June 30, 2011	June 30, 2010(f)	May 31, 2010	May 31, 2009(g)

Net Asset Value, Beginning Period	$11.92	$13.03	$10.48	$10.00

Net Investment Income (Loss)(a)	0.11	0.01	(0.02)	(0.01)
Net Realized and Unrealized Gains (Losses)	5.54	(1.12)	2.80	0.50
Total from Investment Operations	$5.65	$(1.11)	$2.78	$0.49

Distributions:
from Net Investment Income	(0.08)	—	(0.05)	—
from Net Realized Gains	(0.60)	—	(0.18)	—
from Return of Capital	—	—	—	(0.01)
Total Distributions to Shareholders	$(0.68)	$—	$(0.23)	$(0.01)
Redemption fees(a)	—(e)	—	—	—
Net Asset Value, End of Period	$16.89	$11.92	$13.03	$10.48
Total Return	48.20%	(8.52)% (b)	26.70%	4.86%(b)

Net Assets at End of Period (000’s Omitted)	$107,537	$37,207	$37,629	$14,620

Ratios to Average Net Assets;
Net Investment Income (Loss)	0.70%	0.91%(c)	(0.14)%	(0.22)% (c)
Net Expenses	1.24%	1.36%(c)	1.47%	1.50%(c)
Gross Expenses(d)	1.24%	1.36%(c)	1.62%	2.91%(c)

Portfolio Turnover Rate	67%	2%(b)	82%	29%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 through June 30, 2010.
(g)	Commenced operations on December 31, 2008.

Appendix D-3

PART B

STATEMENT OF ADDITIONAL INFORMATION

December 2, 2011

REORGANIZATION OF

BROWN ADVISORY SMALL COMPANIES FUND
A series of Professionally Managed Portfolios

IN EXCHANGE FOR SHARES OF

BROWN ADVISORY FUNDAMENTAL VALUE FUND
A series of Professionally Managed Portfolios
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Telephone:  1-866-724-5997

This Statement of Additional Information dated December 2, 2011 (the “SAI”) is not a prospectus.  An information statement/prospectus dated December 2, 2011 (the “information statement/prospectus”) related to the above referenced matter may be obtained from Professionally Managed Portfolios (the “PMP”), on behalf of the Fundamental Value Fund (the “Fundamental Value Fund”), by writing or calling PMP at the address and telephone number shown above.  This SAI should be read in conjunction with such information statement/prospectus.

You should rely only on the information contained in this SAI and the information statement/prospectus.  PMP has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

Table of Contents

1.	The Statement of Additional Information for the Small Companies Fund, dated October 31, 2011.

2.	The Statement of Additional Information for the Fundamental Value Fund, dated October 31, 2011.

3.
The audited financial statements of the Small Companies Fund and the Fundamental Value Fund contained in the Annual Report of the Small Companies Fund and the Fundamental Value Fund for the fiscal year ended June 30, 2011.

4.	Pro Forma Financial Information.

Incorporation by Reference

The following documents are incorporated by reference into this SAI:

•
The Statement of Additional Information for the Small Companies Fund, dated October 31, 2011, is incorporated by reference to Post-Effective Amendment No. 425 to PMP’s Registration Statement on Form N-1A (File No. 811-05037), filed with the SEC on October 31, 2011.

•
The Statement of Additional Information for the Fundamental Value Fund, dated October 31, 2011, is incorporated by reference to Post-Effective Amendment No. 425 to PMP’s Registration Statement on Form N-1A (File No. 811-05037), filed with the SEC on October 31, 2011.

•
The audited financial statements of the Small Companies Fund and the Fundamental Value Fund dated June 30, 2011 are incorporated by reference to the Annual Report of the Small Companies Fund and the Fundamental Value Fund for the fiscal year ended June 30, 2011, filed on Form N-CSR (File No. 811-05037) with the SEC on September 8, 2011.

Part B-1

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information provided herein should be read in conjunction with the annual reports to shareholders, for the year ended June 30, 2011, for the Small Companies Fund (the “Acquired Fund”) and the year ended June 30, 2011, for the Fundamental Value Fund (the “Acquiring Fund”).

On September 30, 2011, the Funds’ Board of Trustees approved a plan of reorganization (the “Reorganization”) whereby the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Institutional or Advisor Shares, as appropriate, of the Acquiring Fund.  Shareholders of the Acquired Fund would receive Institutional or Advisor Shares, as appropriate, equivalent in value to their investments in the Acquired Fund at the time of the Reorganization, and the Acquired Fund then would be dissolved.  These events would happen on a single day, which is currently expected to be December 16, 2011.

As of June 30, 2011, the net assets of: (1) the Acquired Fund were $73,894,946 and (2) the Acquiring Fund were $107,537,302.  The net assets of the combined fund as of June 30, 2011 would have been $181,432,248.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts and shareholder reporting.  Marketing and distribution expenses are allocated to each class of shares based on a method approved by the Board of Trustees.  Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

The unaudited pro forma information set forth below for the twelve months ending June 30, 2011, is intended to present financial information as if the acquisition of the Acquired Fund by the Acquiring Fund had been consummated at June 30, 2011, the Funds’ fiscal year end and date of the most recently issued audited financial statements.  The information set forth below reflects adjustments made to expenses due to the elimination of duplicate services that would not have occurred if the Reorganization had taken place on the first day of the period described above.  The change in expenses includes a reduction in the expense limitation for the Advisor Shares from 1.85% to 1.60% reflecting the reduction in the Rule 12b-1 fees that was effective on July 1, 2011.  The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and conforms to generally accepted accounting principles for U.S. mutual funds.  Brown Advisory, not the Funds, will bear the expenses incurred in the Reorganization, including the preparation and mailing costs of the Acquired Fund, and audit and legal fees of both Funds.

On a pro forma basis for the twelve months ended June 30, 2011 the proposed Reorganization would have resulted in the following approximate changes to expenses:

Pro Forma Adjustments
EXPENSES
Investment advisor fees	$-
Administration, accounting, and transfer agent fees	-
Shareholder service fees:
Institutional Shares	-
Distribution fees:
Advisor Shares	-
Custodian fees	-
Insurance fees	-
Registration fees	(20,933)
Professional fees	(21,468)
Trustees’ fees and expenses	(3,062)
Chief Compliance Officer fees	(11,613)
Miscellaneous expenses	(2,454)

Total Expenses	(59,530)

Fees waived and expenses reimbursed	---

Net Expenses	$(59,530)

Part B-2

The actual expense ratios of the Funds for the twelve months ended June 30, 2011 were as follows.

	Acquiring Fund	Acquired Fund
Expense Ratio – Institutional Shares	1.24%	1.23%
Expense Ratio – Advisor Shares(1)	N/A	1.74%
(1)  The Advisor Shares of the Acquiring Fund commenced operations on July 28, 2011.  The estimated expenses for the Advisor Shares for the fiscal year ending June 30, 2012 is 1.44%.  Note, that effective July 1, 2011, the Advisor Shares of both Funds reduced its Rule 12b-1 fee from 0.50% to 0.25%.  Accordingly, the estimated expense ratio for the Acquiring Fund takes into account the 0.25% reduction.  If the lowered Rule 12b-1 fee were applied to the Advisor Shares for the Acquired Fund, the expense ratio would have been 1.49%.

The pro forma combined expense ratio for the twelve months ended would have been 1.19%% for Institutional Shares and 1.70% for Advisor Shares, due to the increase in assets.  Management expects the Fund’s expense ratios to be lower as of the date of the Reorganization due to the decrease in Rule 12b-1 fees for the Advisor Shares after June 30, 2011 from 0.50% to 0.25%.

The Acquiring Fund will be the surviving fund for accounting purposes.  The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

No significant accounting policies (including valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended) will change as a result of the proposed Reorganization.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.
No gain or loss is recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the shares of the Acquiring Fund by the Acquired Fund to its shareholders in termination of the Acquired Fund.

2.	No gain or loss is recognized by the Acquired Fund shareholders upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.
3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at June 30, 2011, the Acquired Fund had available capital loss carryforwards totaling $29,086,676 to offset future net capital gains through June 30, 2017.  At June 30, 2011, the Acquiring Fund had no capital loss carryforwards.

The Reorganization would impact the use of the Acquired Fund’s capital loss carryforwards, all of which at the current time are subject to the eight taxable year expiration referred to above, in the following manner: (1) the carryforwards would benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund; (2) the amount of the carryforwards that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Acquired Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Acquired Fund that had unrealized appreciation at the time of the Reorganization; and (3) any gains recognized after the Reorganization that are attributable to appreciation in the Acquired Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforward of the Acquiring Fund.

The combination of the above-referenced limitations on the use of loss carryforwards may result in a significant portion of the Acquired Fund’s loss carryforwards expiring unused.  It should be noted that there would be no assurances that either Fund would be able to use such losses in the absence of the Reorganization.

The Reorganization would impact the use of the Acquiring Fund’s capital loss carryforwards in the following manner: (1) the shareholders of the combined Fund would benefit, rather than only the shareholders of the Acquiring Fund; and (2) subsequently recognized gains that are attributable to appreciation in the Acquiring Fund’s portfolio at the time of the Reorganization cannot be utilized against any capital loss carryforwards or losses recognized after the Reorganization that are attributable to depreciation in the Acquired Fund’s portfolio at the time of the Reorganization.

The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization Closing Date, expected to be approximately December 16, 2011.  Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.  The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of either or both of the Funds expiring unused.

Part B-3

The Acquiring Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.  Management has analyzed the Fund’s tax positions taken for all open federal income tax years (December 31, 2007-2010), and for the fiscal year ended June 30, 2011, and has concluded that no provision for federal income tax is required in the fund's financial statements.

Part B-4